UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-207383

MEGA BRIDGE INC.
(Exact name of Registrant as specified in its charter)

Nevada	30-08224
(State of incorporation)	(IRS Employer ID Number)

  #501 Madison Avenue 14th Floor

New York, New York 10022

Address of Principle Executive Office

(212) 315-9705

Registrant’s telephone number, including area code

5 Garbary, Gdansk, Poland 80327

Address of Previous Executive Office

Date of Report (Date of earliest event reported): January 26th, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On January 26th, 2017, the Board of Directors of Mega Bridge Inc. (the “Company”) adopted an Amendment to its Articles changing the name of the Corporation to Mega Bridge Inc. On the same day, the Company additionally Amended its Articles to increase the Authorized share Capital of the Company from 75,000,000 to 1,000,000,000.

ITEM 9.01 - EXHIBITS

(d) Exhibits.

10.1	Board of Director’s Resolution Changing name to Mega Bridge Inc.

10.2	Certificate of Amendment

10.3	Board of Director’s Resolution Increasing Authorized Shares to 1,000,000,000

10.4	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mega Bridge Inc.

Date: January 30th, 2017	By:	/s/ Antonio Treminio
Antonio Treminio
CEO

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